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                                                                    EXHIBIT 23.2



               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the Cohu, Inc. 1998 Stock Option Plan of our report dated January 29, 1998, with respect to the consolidated financial statements and schedules of Cohu, Inc. included and incorporated by reference in its Annual Report (Form 10-K) for the year ended December 31, 1997, filed with the Securities and Exchange Commission.


                                            /s/ Ernst & Young LLP
                                            ------------------------
                                            ERNST & YOUNG LLP

San Diego, California
September 1, 1998

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